EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Kemiao Garment Holding Group (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2020 (the “Report”), I, Yanping Sheng , the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 22, 2020	Kemiao Garment Holding Group

	By:	/s/Yanping Sheng
	Name:	Yanping Sheng
	Title:	CEO